EXHIBIT 10.3
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                        THE PURCHASE AND SALES AGREEMENT
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This  Agreement,  made this 17 th.  Day of March.  2004,  by and  between  P--CE
                            ---------------------------
Computers, Inc., a Nevada corporation doing business as Personal Computing Environments, having offices at Palm Springs, California, U.S.A., (hereafter as "A"=purchaser), and PC Frame, Inc. having its principal office at Room No. 201, A Bldg. Guroyootongsangga 636-62 Guro-Dong, Guro-Gu, Seoul Korea (hereafter as "B"=seller).

WITNESSETH
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IN CONSIDERATION OF the mutual covenants  contained  herein,  the parties hereto agree as follows.


Article 1.     Definitions
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Except where the context otherwise requires, the following terms and expressions used in this Agreement shall have the meaning respectively defined as follows:

1.1 The object of this contract is the personal computer setting frame, totally 20 units. (1 unit has been already delivered to A from B)

1.2 "Products" shall mean the finished, packaged products of the personal computer setting frames.


Article 2.     Payment and Delivery
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2.1  B agrees to  deliver  the 20  Products  to A at the price of  $18,000  USD,
     ($900/1 unit)

2.2  Payment for the Products by A is as follows.

The first payment $15,520 shall be remitted within three (3) days after the date of this agreement.

The upper $15,520 is consisted of the price of 10 units=$9,000, packing for 16 units & etc.=$2,000, transferring fee from Seoul to Busan for 16 units=$450, CFS charge for 16 units & etc.=$600, Insurance on 16 units=$40, Handling charge for 16 units=$1,000, shipping charge from Busan to L.A. for 16 units=$2,430. Three




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(3) black  units are to remain at the office of B and will be picked up on March
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27, 2004 by Benjamin Moglin of A.

The second payment $9,000 shall be remitted when B has made the 5 modifications to the 19 units that have been discussed between Mr. Nam of B and Benjamin Moglin of A and shipped the products and A has received the evidence of shipping of 16 units.

2.3  Delivery  shall be at the site of PCE's  warehouse  in  Indio,  California.
     U.S.A.

2.4 B shall ship 16 units of the Product within the 5th day of April 2004 at latest within the 15th day of April 2004.































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Article 3.     Assignment
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This Agreement  shall not be assigned by B except with the prior written consent of A.


Article 4.     Governing Law
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This Agreement  shall be interpreted and governed by the laws of the Republic of
Korea.


Article 5.     Term
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This Agreement shall become effective as of the date first above written.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed
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by following officers.


A: Purchaser
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P--CE Computers, Inc.:
Allan Quattrin, President        March 18, 2004

Name and Title                   Date
/s/ Allan Quattrin

Signature



B: Seller
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PC Frame, Inc.:

Nam Ki Don, CEO                  March 19, 2004

Name and Title                   Date
/s/ Nam Ki Don

Signature



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